                                                                   Exhibit 99.10
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ------------------------------------------------
  CASE NAME: Flight One Logistics, Inc.                  ACCRUAL BASIS
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
  ------------------------------------------------

  ------------------------------------------------
  JUDGE: Barbara J. Houser
  ------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: JULY 31, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                   Chief Financial Officer
  ----------------------------------------       ---------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY            TITLE

  Drew Keith                                       8/20/01
  ----------------------------------------       ---------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                  DATE

  PREPARER:

  /s/ Jessica L. Wilson                            Chief Accounting Officer
  ----------------------------------------       ---------------------------
  ORIGINAL SIGNATURE OF PREPARER                     TITLE

  Jessica L. Wilson                                8/20/01
  ----------------------------------------       ---------------------------
  PRINTED NAME OF PREPARER                           DATE

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     Monthly Operating Report

        ----------------------------------------
        CASE NAME: Flight One Logistics, Inc.            ACCRUAL BASIS-1
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42069-BJH                   02/13/95, RWD, 2/96
        ----------------------------------------

        ----------------------------------------

        COMPARATIVE BALANCE SHEET

        ----------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE               MONTH          MONTH           MONTH
                                                                                  ---------------------------------------------
        ASSETS                                                      AMOUNT              July 2001
        -----------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                                                     $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                       $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                                           $     0          $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                                             $  20,742             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                             $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                                      $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                      $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                                  $39,149          $     194             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                                 $39,149          $  20,936             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT                                           $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                              $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                            $     0          $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                                     $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)                                            $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                                   $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                                         $39,149          $  20,936             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        -----------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                      $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                         $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                         $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                     $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                          $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                                   $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                           $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        PREPETITION  LIABILITIES
        -----------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                                                          $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                                                         $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                                                         ($16,740)            $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                                   $       0             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES                        $     0           ($16,740)            $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                                    $     0           ($16,740)            $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        EQUITY
        -----------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                            $  38,956             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                                        ($1,280)            $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        -----------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                                         $     0          $  37,676             $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                                       $     0          $  20,936             $0              $0
        -----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

    ---------------------------------------------------
    CASE NAME: Flight One Logistics, Inc.                 ACCRUAL BASIS-2
    ---------------------------------------------------

    ---------------------------------------------------
    CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
    ---------------------------------------------------

    ---------------------------------------------------
    INCOME STATEMENT
    ------------------------------------------------------------------------------------------------------------------------
                                                        MONTH              MONTH                 MONTH             QUARTER
                                                     ---------------------------------------------------------
    REVENUES                                          July 2001                                                     TOTAL
    ------------------------------------------------------------------------------------------------------------------------
    1.     GROSS REVENUES                                   $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    2.     LESS: RETURNS & DISCOUNTS                        $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    3.     NET REVENUE                                      $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    -----------------------------------------------------------------------------------------------------------------------
    4.     MATERIAL                                         $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    5.     DIRECT LABOR                                     $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    6.     DIRECT OVERHEAD                                  $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    7.     TOTAL COST OF GOODS SOLD                         $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    8.     GROSS PROFIT                                     $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    9.     OFFICER / INSIDER COMPENSATION                   $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    10.    SELLING & MARKETING                              $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    11.    GENERAL & ADMINISTRATIVE                         $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    12.    RENT & LEASE                                     $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    13.    OTHER (ATTACH LIST)                              $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    14.    TOTAL OPERATING EXPENSES                         $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    15.    INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                                 $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    16.    NON-OPERATING INCOME (ATT. LIST)                 $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    17.    NON-OPERATING EXPENSE (ATT. LIST)                $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    18.    INTEREST EXPENSE                                 $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    19.    DEPRECIATION / DEPLETION                         $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    20.    AMORTIZATION                                     $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    21.    OTHER (ATTACH LIST)                              $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    22.    NET OTHER INCOME & EXPENSES                      $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    23.    PROFESSIONAL FEES                                $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    24.    U.S. TRUSTEE FEES                                $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                              $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    26.    TOTAL REORGANIZATION EXPENSES                    $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    27.    INCOME TAX                                       $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    28.    NET PROFIT (LOSS)                                $0                 $0                     $0                $0
    -----------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    -------------------------------------------------
    CASE NAME: Flight One Logistics, Inc.                      ACCRUAL BASIS-3
    -------------------------------------------------

    -------------------------------------------------
    CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
    -------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND                                     MONTH                   MONTH              MONTH           QUARTER
                                                      ----------------------------------------------------------
    DISBURSEMENTS                                       July 2001                                                     TOTAL
    -----------------------------------------------------------------------------------------------------------------------
    1.     CASH - BEGINNING OF MONTH                             $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    RECEIPTS FROM OPERATIONS
    -----------------------------------------------------------------------------------------------------------------------
    2.     CASH SALES                                            $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
    -----------------------------------------------------------------------------------------------------------------------
    3.     PREPETITION                                           $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    4.     POSTPETITION                                          $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    5.     TOTAL OPERATING RECEIPTS                              $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    -----------------------------------------------------------------------------------------------------------------------
    6.     LOANS & ADVANCES (ATTACH LIST)                        $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    7.     SALE OF ASSETS                                        $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    8.     OTHER (ATTACH LIST)                                   $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    9.     TOTAL NON-OPERATING RECEIPTS                          $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    10.    TOTAL RECEIPTS                                        $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    11.    TOTAL CASH AVAILABLE                                  $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    OPERATING DISBURSEMENTS
    -----------------------------------------------------------------------------------------------------------------------
    12.    NET PAYROLL                                           $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    13.    PAYROLL TAXES PAID                                    $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    14.    SALES, USE & OTHER TAXES PAID                         $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    15.    SECURED / RENTAL / LEASES                             $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    16.    UTILITIES                                             $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    17.    INSURANCE                                             $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    18.    INVENTORY PURCHASES                                   $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    19.    VEHICLE EXPENSES                                      $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    20.    TRAVEL                                                $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    21.    ENTERTAINMENT                                         $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    22.    REPAIRS & MAINTENANCE                                 $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    23.    SUPPLIES                                              $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    24.    ADVERTISING                                           $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                                   $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    26.    TOTAL OPERATING DISBURSEMENTS                         $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    27.    PROFESSIONAL FEES                                     $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    28.    U.S. TRUSTEE FEES                                     $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    29.    OTHER (ATTACH LIST)                                   $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    30.    TOTAL REORGANIZATION EXPENSES                         $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    31.    TOTAL DISBURSEMENTS                                   $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    32.    NET CASH FLOW                                         $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------
    33.    CASH - END OF MONTH                                   $0                 $0                 $0               $0
    -----------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report

   --------------------------------------------
   CASE NAME: Flight One Logistics, Inc.              ACCRUAL BASIS-4
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER: 400-42069-BJH                   02/13/95, RWD, 2/96
   --------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
                                                                         SCHEDULE            MONTH         MONTH           MONTH
                                                                                     ---------------------------------------------
        ACCOUNTS RECEIVABLE AGING                                         AMOUNT           July 2001
        --------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                                        $     0            $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                       $     0            $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                       $     0            $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                         $20,742            $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                                      $0           $20,742            $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                             $     0            $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                                      $0           $20,742            $0              $0
        --------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------
        AGING OF POSTPETITION TAXES AND PAYABLES                                              MONTH:        July 2001
                                                                                                     -----------------------------
        --------------------------------------------------------------------------------------------------------------------------
                                                        0-30             31-60           61-90               91+
        TAXES  PAYABLE                                  DAYS             DAYS            DAYS               DAYS            TOTAL
        --------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                    $0               $0              $0                 $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        2.      STATE                                      $0               $0              $0                 $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                      $0               $0              $0                 $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                        $0               $0              $0                 $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                        $0               $0              $0                 $0              $0
        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                           $0               $0              $0                 $0              $0
        --------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------
        STATUS OF POSTPETITION TAXES                                                          MONTH:        July 2001
                                                                                                     -----------------------------
        --------------------------------------------------------------------------------------------------------------------------
                                                              BEGINNING             AMOUNT                                ENDING
                                                                 TAX             WITHHELD AND/        AMOUNT                TAX
        FEDERAL                                               LIABILITY*          0R ACCRUED           PAID              LIABILITY
        --------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                        $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                      $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                      $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                         $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                               $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                  $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                  $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        --------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                          $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                               $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                         $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                        $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                    $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                  $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                  $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                          $0                  $0                $0                  $0
        --------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

   ------------------------------------------
   CASE  NAME: Flight One Logistics, Inc.                 ACCRUAL BASIS-5
   ------------------------------------------

   ------------------------------------------
   CASE  NUMBER: 400-42069-BJH                    02/13/95, RWD, 2/96
   ------------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                      MONTH:        July 2001
                                                                                             --------------------------------------
        ----------------------------------------------
        BANK RECONCILIATIONS
                                                                  Account #1              Account #2      Account #3
        ---------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                             N/A
        -------------------------------------------------------------------------------------------------------------
        B.          ACCOUNT NUMBER:                                   N/A                                                    TOTAL
        -------------------------------------------------------------------------------------------------------------
        C.          PURPOSE (TYPE):                                   N/A
        ---------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                                     $0
        ---------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                                          $0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                                      $0                $0              $0          $0
        ---------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------
        INVESTMENT ACCOUNTS
        ------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF           TYPE OF            PURCHASE            CURRENT
        BANK, ACCOUNT NAME & NUMBER                    PURCHASE         INSTRUMENT             PRICE              VALUE
        ------------------------------------------------------------------------------------------------------------------------
        7.      N/A
        ------------------------------------------------------------------------------------------------------------------------
        8.      N/A
        ------------------------------------------------------------------------------------------------------------------------
        9.      N/A
        ------------------------------------------------------------------------------------------------------------------------
        10.     N/A
        ------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                 $0                 $0
        ------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------
        CASH
        --------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                     $0
        --------------------------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                            $0
        --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   --------------------------------------------
   CASE NAME: Flight One Logistics, Inc.                ACCRUAL BASIS-6
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER: 400-42069-BJH                           02/13/95, RWD, 2/96
   --------------------------------------------

                                                   MONTH:      July 2001
                                                   -----------------------------

   --------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   --------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------------------------------
                                                   INSIDERS
       -------------------------------------------------------------------------------------------------
                                              TYPE OF                 AMOUNT            TOTAL PAID
                     NAME                     PAYMENT                  PAID               TO DATE
       -------------------------------------------------------------------------------------------------
       1.   N/A
       -------------------------------------------------------------------------------------------------
       2.   N/A
       -------------------------------------------------------------------------------------------------
       3.   N/A
       -------------------------------------------------------------------------------------------------
       4.   N/A
       -------------------------------------------------------------------------------------------------
       5.   N/A
       -------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                                          $0                  $0
       -------------------------------------------------------------------------------------------------


       ----------------------------------------------------------------------------------------------------------------------------
                                                               PROFESSIONALS
       ----------------------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT                                                                   TOTAL
                                         ORDER AUTHORIZING       AMOUNT              AMOUNT         TOTAL PAID           INCURRED
                          NAME                PAYMENT           APPROVED              PAID            TO DATE           & UNPAID *
       ----------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                        $0                  $0               $0                  $0
       ----------------------------------------------------------------------------------------------------------------------------

   *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED             AMOUNTS
                                                                     MONTHLY               PAID                TOTAL
                                                                     PAYMENTS             DURING              UNPAID
                          NAME OF CREDITOR                             DUE                 MONTH           POSTPETITION
       ---------------------------------------------------------------------------------------------------------------------
       1.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       2.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                                $0                  $0                  $0
       ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ----------------------------------------
   CASE NAME: Flight One Logistics, Inc.            ACCRUAL BASIS-7
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96
   ----------------------------------------

                                                    MONTH:     July 2001
                                                          --------------------

        --------------------------------------------------
        QUESTIONNAIRE
        ------------------------------------------------------------------------------------------------------------------------
                                                                                                          YES                NO
        ------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                          X
        ------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                    X
        ------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                                              X
        ------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                                                        X
        ------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                                        X
        ------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                  X
        ------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                  X
        ------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                              X
        ------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                    X
        ------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                    X
        ------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                                             X
        ------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                               X
        ------------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

        --------------------------------------------------
        INSURANCE
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                          YES                NO
        ----------------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                      X
        ----------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                        X
        ----------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ----------------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY. This is a non-operating entity. There are no assets or employees with which to cover with insurance.
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
        ------------------------------------------------------------------------------------------------------------------------
                    TYPE OF                                                                           PAYMENT AMOUNT
                     POLICY                 CARRIER                      PERIOD COVERED                 & FREQUENCY
        ------------------------------------------------------------------------------------------------------------------------
               N/A
        ------------------------------------------------------------------------------------------------------------------------
               N/A
        ------------------------------------------------------------------------------------------------------------------------
               N/A
        ------------------------------------------------------------------------------------------------------------------------
               N/A
        ------------------------------------------------------------------------------------------------------------------------
               N/A
        ------------------------------------------------------------------------------------------------------------------------
               N/A
        ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


    ------------------------------------------
    CASE NAME: Flight One Logistics, Inc.             FOOTNOTES SUPPLEMENT
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER: 400-42069-BJH                            ACCRUAL BASIS
    ------------------------------------------

                                                       MONTH:     July 2001
                                                             -------------------


    -----------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------
                                                Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------
                                                Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
             General                           This is a non-operating Company.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              4                       6        All assessments of uncollectible accounts receivable are done
    -----------------------------------------------------------------------------------------------------------------
                                                at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
    -----------------------------------------------------------------------------------------------------------------
                                                are recorded at Inc. and pushed down to Inc.'s subsidiaries
    -----------------------------------------------------------------------------------------------------------------
                                                as deemed necessary.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                               July 2001


8.    OTHER (ATTACH LIST)                   $            194   Reported
                                               --------------
           Intercompany Receivables                      194   Detail
                                               --------------
                                                         -     Difference